                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 31, 2002
                                                --------------------------------

                     AK STEEL HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware               File No. 1-13696                 31-1401455
--------------------   ------------------------      ---------------------------
 (State or other       (Commission file number)       (IRS employer
jurisdiction of                                       identification number)
incorporation)


   703 Curtis Street, Middletown, Ohio                      45043
----------------------------------------                 -------------
(Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code: 513-425-5000

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 7.  Exhibits.
         --------

         (a)      Financial Statements of business acquired:

                  Not applicable.

         (b)      Pro Forma financial information:

                  Not applicable.

         (c)      Exhibits:

                  99.1  Statement Under Oath - Richard M.
                        Wardrop, Jr.

                  99.2  Statement Under Oath - James L. Wainscott



Item 9.  Regulation FD Disclosure.
         ------------------------

         Filing furnished pursuant to the July 29, 2002, Statement by the Staff of the Securities and Exchange Commission Regarding the Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 No. 4-460.



                                       2

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             AK STEEL HOLDING CORPORATION


                                             /s/ Brenda S. Harmon
                                                 -------------------------------
                                                 Brenda S. Harmon
                                                 Secretary

Dated:  July 31, 2002




                                       3

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                          AK STEEL HOLDING CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX






Exhibit Nos.      Description
------------      -----------

99.1              Statement Under Oath - Richard M. Wardrop, Jr.

99.2              Statement Under Oath - James L. Wainscott